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                                                                    EXHIBIT 23.1



                             ACCOUNTANTS' CONSENT


The Board of Directors
Vistana, Inc. and Subsidiaries:

We consent to the use of our report dated February 10, 1999 incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement on Form S-3.



/s/ KPMG LLP


Orlando, Florida
June 9, 1999